[photo omitted]
[photo of Mario J. Gabelli, CFA omitted]

THE
GABELLI
GROWTH
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

                             THE GABELLI GROWTH FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2001


[PHOTO OMITTED]
[PHOTO OF HOWARD F. WARD, CFA OMITTED]
Howard F. Ward, CFA


TO OUR SHAREHOLDERS,

      The recent death of former Beatle George Harrison gave rise to many reviews documenting the musical genius that was The Beatles. The compositions of John Lennon, Paul McCartney and yes, George Harrison speak to the human condition in its many forms. So many of their songs were truly poetry set to music and a far cry from some of today's popular trash (now I sound like my dad). You know what I mean.

      Two years ago, at the end of 1999, the stock market, as measured by the Standard and Poor's ("S&P") 500 Index, had a five-year compounded return of about 28.54%. The Gabelli Growth Fund (the "Fund") returned 33.82% during the same five years. Beatle classics like "Baby You're A Rich Man" and "I Feel Fine" come to mind. But those returns were unsustainable. Some degree of reversion to a more sustainable historical return was in the cards. Do you remember "You're Going to Lose That Girl"? Lose her we did. The stock market became a "Magical Mystery Tour" down a "Long and Winding Road."

      Now, after two years of negative returns, the five-year compounded return for the S&P 500 Index is 10.70%, right in line with its long-term trend. For the same five years, the Fund returned 12.94% and the Russell 1000 Growth Index managed a return of 8.27%. Okay, "A Taste of Honey" to be sure, but talk about "A Hard Day's Night." Oh, how I long for "Yesterday."

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2001, the Fund rose 18.33%. The S&P 500 Index and the Lipper Large-Cap Growth Fund Average rose 10.68% and 14.02%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund declined 24.10% over the trailing twelve-month period. The S&P 500 Index and the Lipper Large-Cap Growth Fund Average declined 11.89% and 22.95%, respectively, over the same twelve-month period.

      For the three-year period ended December 31, 2001, the Fund's total return fell 0.72% annually, versus average annual total declines of 1.03% and 3.82% for the S&P 500 Index and the Lipper Large-Cap Growth

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                  --------------------------------------------
                                                    1ST         2ND         3RD         4TH          YEAR
                                                    ---         ---         ---         ---          ----
  2001:   Net Asset Value .....................   $30.16      $31.18      $24.24       $28.68        $28.68
          Total Return ........................   (20.2)%       3.4%      (22.3)%       18.3%        (24.1)%
--------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .....................   $50.10      $49.73      $46.88       $37.79        $37.79
          Total Return ........................     7.7%       (0.7)%      (5.7)%      (11.3)%       (10.6)%
--------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................   $38.53      $41.38      $41.07       $46.51        $46.51
          Total Return ........................     8.8%        7.4%       (0.8)%       26.1%         46.3%
--------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....................   $32.32      $33.37      $28.54       $35.40        $35.40
          Total Return ........................    12.9%        3.2%      (14.5)%       30.2%         29.8%
--------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .....................   $24.50      $29.25      $33.41       $28.63        $28.63
          Total Return ........................     1.5%       19.4%       14.2%         3.1%         42.6%
--------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .....................   $23.75      $24.34      $25.35       $24.14        $24.14
          Total Return ........................     7.2%        2.5%        4.1%         4.4%         19.4%
--------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .....................   $20.86      $22.99      $24.91       $22.16        $22.16
          Total Return ........................     6.0%       10.2%        8.4%         4.9%         32.7%
--------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .....................   $21.90      $21.23      $22.58       $19.68        $19.68
          Total Return ........................    (5.8)%      (3.1)%       6.4%        (0.5)%        (3.4)%
--------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value .....................   $21.71      $21.84      $23.43       $23.26        $23.26
          Total Return ........................     0.6%        0.6%        7.3%         2.5%         11.3%
--------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value .....................   $20.27      $19.72      $20.50       $21.59        $21.59
          Total Return ........................    (4.7)%      (2.7)%       4.0%         8.5%          4.5%
--------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value .....................   $18.18      $18.02      $19.51       $21.28        $21.28
          Total Return ........................    11.7%       (0.9)%       8.3%        12.0%         34.3%
--------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value .....................   $16.74      $17.80      $15.75       $16.27        $16.27
          Total Return ........................    (1.9)%       6.3%      (11.5)%        6.2%         (2.0)%
--------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value .....................   $13.99      $15.73      $17.46       $17.07        $17.07
          Total Return ........................    10.6%       12.4%       11.0%         1.5%         40.1%
--------------------------------------------------------------------------------------------------------------
  1988:   Net Asset Value .....................   $10.87      $12.40      $12.71       $12.65        $12.65
          Total Return ........................    16.1%       14.1%        2.5%         2.5%         39.2%
--------------------------------------------------------------------------------------------------------------
  1987:   Net Asset Value .....................     --        $10.84      $11.28        $9.51         $9.51
          Total Return ........................     --          8.4%(b)     4.1%       (15.7)%        (4.9)%(b)
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------
       Average Annual Returns - December 31, 2001 (a)
---------------------------------------------------------
   1  Year ....................................  (24.10)%
   5  Year ....................................   12.94%
   10 Year ....................................   12.58%
   Life of Fund (b) ...........................   15.14%
-------------------------------------------------------------

                  Dividend History
---------------------------------------------------------
PAYMENT (EX) DATE    RATE PER SHARE    REINVESTMENT PRICE
-----------------    --------------    ------------------
December 27, 2001        $0.004             $28.83
December 27, 2000        $3.845             $38.19
December 27, 1999        $5.160             $45.59
December 28, 1998        $1.745             $35.15
December 30, 1997        $5.790             $28.58
December 31, 1996        $2.324             $24.14
December 29, 1995        $3.960             $22.16
December 30, 1994        $2.790             $19.68
December 31, 1993        $0.760             $23.26
December 31, 1992        $0.646             $21.59
December 31, 1991        $0.573             $21.28
December 31, 1990        $0.460             $16.27
December 29, 1989        $0.654             $17.07
December 30, 1988        $0.377             $12.65
January 4, 1988          $0.152             $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.

Fund Average, respectively, over the same three-year period. For the five-year period ended December 31, 2001, the Fund's total return averaged 12.94%, versus average annual total returns of 10.70% and 8.15% for the S&P 500 Index and the Lipper Large-Cap Growth Fund Average, respectively.


            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 THE GABELLI GROWTH FUND AND THE S&P 500 INDEX

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
         GABELLI GROWTH FUND        S&P 500 INDEX
4/10/87        $10,000                  $10,000
12/87            9,510                    8,490
                13,238                    9,891
12/89           18,546                   13,016
                18,175                   12,612
12/91           24,409                   16,459
                25,507                   17,282
12/93           28,389                   19,027
                27,424                   19,274
12/95           36,380                   26,521
                43,449                   32,289
12/97           61,958                   43,071
                80,421                   55,432
12/99          117,616                   67,089
               105,184                   60,984
12/01           79,844                   53,733


      For the ten-year period ended December 31, 2001, the Fund's total return averaged 12.58% annually, versus average annual total returns of 12.93% and 10.09% for the S&P 500 Index and the Lipper Large-Cap Growth Fund Average, respectively. Since inception on April 10, 1987 through December 31, 2001, the Fund had a cumulative total return of 698.49%, which equates to an average annual total return of 15.14%.

THE ECONOMY
      It became official on November 26, 2001. On that day, the National Bureau of Economic Research declared that a recession began last March. The longest economic expansion in history, since data had been kept in 1854, ended after ten years. Of course, some of you may recall that in April of 1991 the National Bureau of Economic Research proclaimed a recession had started the previous July. The fact that it was over by the time its existence was declared was unknown at that time.

      The scope and duration of this recession are far from clear. Relatively low interest rates have kept the still important auto and housing markets in remarkably good shape. Retail sales during the important holiday selling season exceeded the admittedly subdued expectations. Inventories have been worked down in many industries and there is a sense that demand has stopped falling. After plunging in the wake of the terrorist attacks in September, consumer sentiment measures have turned higher.

      It has been a full 12 months since the Federal Reserve Board ("Fed") began lowering short-term interest rates to stimulate economic activity. I am not sure if the Fed has ever been as aggressive in easing monetary policy as it was in the past year. It cut the Federal Funds Rate 11 times, resulting in the lowest short-term interest rates in 40 years. Monetary policy works with a lag, which is why we are only now beginning to see the economy respond, albeit with little heat. Remember the Fed was hiking rates in 2000, which contributed to the slowing of growth in 2001.

      In addition to the positive impact of monetary policy easing, fiscal policy will also help the economy this year. It comes in the form of increased government spending, from emergency measures post 9/11, to significantly greater military outlays. Some wage earners will see their tax rates decline this year. The budget surplus is history for now but deficit spending is good for a weak economy.

      Nothing is certain but most economists expect the economy to show gradual improvement throughout the year. It is expected to be a year of positive growth in Gross Domestic Product with corporate profits advancing at a low double-digit rate, and inflation all but extinct. To quote Alan Greenspan, "the American economy has had to absorb some extraordinary shocks over the past year and a half. For the economy to have weathered as well as it has a severe deflation of equity asset values followed by an unprecedented blow from terrorists to the foundations of our market systems is impressive." Things could certainly get worse before they get better and that type of short-term risk to the stock market is ever present. The economy will regain strong footings; we just can't stick a date on when that happens.

THE STOCK MARKET
      The bad news is a recession started last year. The good news is the stock market usually begins to rise long before recessions end. In the 1990-91 recession, the stock market bottomed in October of 1990 while the unemployment rate did not peak until December of 1991, more than a year later. Historically, the market does move higher 6 to 7 months before a profit upturn. The fourth quarter rally in stocks may be signaling better economic times ahead. It could also be a head fake. The historical record allows for either outcome.

      There is no question that some of the market's strength since the low of September 21, 2001 has been due to large institutional investors shifting money out of fixed income securities and into depressed stocks. As stock prices fell over the past two years, many institutions found their weighting in stocks at the low end of their long-term policy guidelines. They are now locking in gains on their bonds and adding to stocks. It will be a stretch for pension plans to achieve their actuarial assumed rates of return -- generally around 9% -- from fixed income securities with interest rates near historic lows.

      Granted, the stock market has behaved like a child of late. Good behavior interspersed with tantrums that come on without warning. It reminds me of someone at a restaurant that can't decide what to order, irritating the waiter and everyone at the table. While not without risk, I think we are seeing a fairly classic liquidity-driven stock market rally. The market is following the old adage of "climbing a wall of worry." As we have seen in the last few months, the market has the wherewithal to move higher with little notice.

PORTFOLIO HIGHLIGHTS
      We were due. We had a solid quarter as our economically sensitive stocks came to life with a jolt. Our top performers were technology stocks like Nokia (+56%), Intel (+54%), Tellabs (+51%), Sun Microsystems (+48%), Cisco Systems (+48%) and Dell Computer (+46%). Other quarterly notables were Tiffany (+45%), Interpublic Group (+45%), Stillwell Financial (+40%) and Omnicom (+37%).

      The strong quarter eased some of the pain for what in the end was still a disappointing year. For the twelve months, whatever gains we recorded with Dell (+56%), Microsoft (+53%), Baxter International (+21%), Johnson and Johnson (+12%) and Home Depot (+12%) were more than offset with the declines of our worst performers like Corning (-83%), EMC (-79%), Nortel Networks (-76%) and Tellabs (-73%).

      Because I believe the economy will improve this year, the Fund remains positioned to benefit from economic growth. I am not becoming more defensive now. To me, the big picture is growing profits, low interest rates, excess liquidity and uncertainty that give rise to opportunity. The Fund's largest investments continue to reside in media, technology, financial services and healthcare.

LOOKING AHEAD
      For a variety of factors I believe the stock market will rise this year. My bullish view may be of faint surprise. I believe nothing is more critical to the stock market outlook than the direction of corporate profits. They were down big and ugly last year and should reverse course and climb this year, no matter whether you focus on GAAP estimates or some version of "operating profits." This is essentially the consensus forecast. While any single point estimate will surely be wrong, I think the consensus on the direction of profits will prove accurate. It is earnings, in the aggregate, that drive stock prices over time. As we know from the past, higher profits and stock prices can be self-reinforcing to a degree. We have felt the negative leverage of this phenomenon the last two years.

      With the Fed taking a chainsaw to interest rates, the Congress spending money and providing tax relief and energy prices rolling back, there is increased liquidity in the financial system available for investment in stocks. Assets in savings accounts exceed $2 trillion, as do assets in money market funds. On average these accounts are earning about 1% interest. After taxes and inflation the "real" return must be, shall we say, about 0%. We are talking historically low short-term interest rates. The stock market entails risk. It's not for everyone. I just must believe that stocks will beat money funds and bonds over the next 3 to 5 year period by a material margin.

      As stock prices rose in the fourth quarter, individual investors started to regain the confidence to buy stocks. Remember, demand for stocks initially rises with stock prices as confidence returns. We have no guarantees but I suspect a chunk of that capital parked in short-term deposits will migrate into the stock market over the next 18 months. If the economists calling for recovery this year are right, investors in stocks may be pleasantly surprised.

      There are some that say stock market valuations are too high to support a rally. Guess what? Earnings estimates are wrong. We just don't know how wrong. I know that two years ago the estimates in January bore little resemblance to reality. Additionally, I know that stock prices should be priced to reflect a company's long-term earning power and not just the immediate horizon. What's more, companies with a degree of cyclical earnings are best bought when earnings are cyclically depressed and price/earnings ratios appear high. Finally, those historically low interest rates we have talked about should support pretty darn high stock valuations. This is the kind of debate that makes a market and makes it volatile at that.

LET'S TALK STOCKS
      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

AMERICAN HOME PRODUCTS CORP. (AHP - $61.36 - NYSE) is a leading pharmaceutical and consumer products company. The company's Wyeth-Ayerst Laboratories subsidiary accounts for about 70% of sales and its best-known drug is Premarin, an estrogen replacement drug. The company also makes nutritionals (Promil and Nursoy), cardiovascular therapies (Cordarone) and over-the-counter drugs like Advil, Centrum and Robitussin through its Whitehall-Robins unit. The company has no serious patent expirations on the immediate horizon and has one of the faster growing pharmaceutical businesses. We think the company can grow earnings at a low teen rate over the next few years.

ANALOG DEVICES INC. (ADI - $44.39 - NYSE) is a diversified manufacturer of semiconductors with leading positions in analog chips and digital signal processors, where it claims the number two position after Texas Instruments Inc. (TXN - $28.00 - NYSE). The company is also a leader in converters, which convert digital signals into analog, or real world, signals. The company's business is well diversified by industry with 15% exposure to wireless handsets and infrastructure, 25% exposure to personal computers and consumer electronics and 30% exposure to industrial and military applications. Earnings growth will likely be below trend line this year, due to overall industry weakness. We anticipate a resumption of healthy double-digit growth next year.

AOL TIME WARNER INC. (AOL - $32.10 - NYSE) owns one of the finest collections of media assets in the world. The company is the leader in providing Internet access, with over 30 million subscribers to its America Online service. In addition, the company is the largest operator of cable TV systems and a leading content provider through its ownership of CNN, Warner Bros., HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable programs. The company's media empire extends to music and publishing, where it is a leader in both. The company's business fundamentals are sound with double-digit growth in operating cash flow expected to continue for the foreseeable future.

AUTOMATIC DATA PROCESSING INC. (ADP - $58.90 - NYSE) is primarily a provider of automated payroll services. The company also sells other human resource services and trade processing services for the stock brokerage industry. ADP has an impressive record of consistent double-digit growth in earnings spanning a number of years. We believe the company will continue to grow earnings at mid-teen rate going forward.

CLEAR CHANNEL COMMUNICATIONS INC. (CCU - $50.91 - NYSE) is one of the top two radio broadcasters along with Infinity Broadcasting, owned by Viacom. The company is also a leader in outdoor advertising. Radio ad rates are low compared to other media like TV and newspapers, which gives radio operators some pricing protection. This year will see a cyclical decline in advertising, reflecting the slower economy and the loss of dotcom business. Fundamentals should improve over the next six months and the company should be back on a double-digit growth track.

HOME DEPOT INC. (HD - $51.01 - NYSE) is the undisputed King of home improvement stores. With a reputation for low prices and good customer service, HD is far and away the market share leader in an attractive retailing niche. The company operates over 1,100 Home Depot stores, roughly 25 EXPO Design Center stores and a handful of Villager's Hardware stores. The company has begun international expansion with stores in Canada, Chile, Argentina and Puerto Rico. We think earnings can grow at about a 20% rate over the next few years.

INTEL CORP. (INTC - $31.45 - NASDAQ) is the dominant supplier of microprocessors for the personal computer industry with an 80% market share. The company is developing new lines of business in semiconductors for the communications equipment market and "server farms" for managing the electronic commerce needs of other companies. As a leader in flash memory chips, Intel will benefit from the growth expected in the wireless handset business. While earnings will suffer this year from the economic slowdown, we believe the company will grow earnings at a double-digit rate over the next several years. Personal computers remain the primary tool for accessing the Internet and running businesses.

JOHNSON & JOHNSON (JNJ - $59.10 - NYSE) is a diversified health care company that derives over half its revenues from pharmaceuticals. Its most recognized brand is Tylenol. The company's new drug coated stents have received strongly positive reviews and should be a terrific new product when fully launched. Because of its diversification, the company's growth has been relatively consistent over the years. We expect the company to grow at a low teen rate over the next few years.

MARSH AND MCLENNAN COMPANIES INC. (MMC - $107.45 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of the Putnam Funds. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. The company's growth rate accelerated in recent years due primarily to the success of Putnam. While Putnam's growth is expected to slow this year, we expect the insurance brokerage business to benefit handsomely from a better pricing environment. We expect MMC to grow earnings at a double-digit rate over the next few years.

MELLON FINANCIAL CORP. (MEL - $37.62 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's traditional Mellon brand asset gathering arm, their Dreyfus, Founders and Boston Company subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 80% of revenues and that number will grow as the year progresses. Assets under management now exceed $590 billion, which creates an enviable stream of fee revenue of a recurring nature, something which all bankers prize.

NORTHERN TRUST CORP. (NTRS - $60.22 - NASDAQ) is one of an elite group of institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills, etc.) and continues to build its fee income in a methodical way. We believe earnings will continue to grow at a double-digit rate, powered by growth in assets under management, which exceed $230 billion. We regard NTRS as a trophy property within the financial sector.

PFIZER INC. (PFE - $39.85 - NYSE) is a diversified consumer products and pharmaceutical company. The company has a research budget in excess of $5 billion, which bodes well for future growth. Business trends are strong and we expect the company to grow earnings at a rate in excess of 20% for the next couple of years, making Pfizer one of the fastest growing pharmaceutical companies. The company's leading products include Lipitor (cholesterol),Viagra (impotence), Norvasc (blood pressure), Zithromax (antibiotic) and Zoloft (antidepressant).

STATE STREET CORP. (STT - $52.25 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets with $6 trillion under custody. Additionally, the company is a major asset manager itself with over $700 billion under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors. State Street is an impressively consistent financial service company.

TEXAS INSTRUMENTS INC. (TXN - $28.00 - NYSE) is the largest provider of digital signal processors (DSPs), a critical component for digital communication devices, including wireless phones and digital subscriber lines (DSL). Having restructured the company in recent years, its valuation is no longer hostage to the memory chip (DRAM) cycle and defense businesses. We believe the DSP chip business, in which TXN is the leader, will grow at a healthy double-digit rate over the next few years, although year 2001 earnings will be hurt by the slowing in economic growth.

VIACOM INC. (VIA'B - $44.15 - NYSE) is a leading media content company, owning properties such as MTV, Nickleodeon, Showtime, TNN, Paramount, the CBS network, CBS-owned TV station group and Infinity radio stations. Growth has slowed this year with the weak economy but we are confident the company will grow at a low double-digit rate over the next few years.

MINIMUM INITIAL INVESTMENT - $1,000
      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM
      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                              WHEN
                         ---                              ----
      Special Chats:     Mario J. Gabelli                 First Monday of each month
                         Howard Ward                      First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         FEBRUARY                         MARCH                          APRIL
                         --------                         -----                          -----
   1st Wednesday         Charles Minter & Martin Weiner   Henry van der Eb               Susan Bryne
   2nd Wednesday         Ivan Arteaga                     Walter Walsh & Laura Linehan   Lynda Calkin
   3rd Wednesday         Tim O'Brien                      Tim O'Brien                    Caesar Bryan
   4th Wednesday         Barbara Marcin                   Barbara Marcin                 Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION
      While we are not certain as to what the market holds for us this year, we are certain that investors that make a long-term commitment to quality stocks will be rewarded in due course. A speculative era is over. Investors in quality stocks should expect returns of somewhat over 10% per annum over time. A portfolio of good growth stocks should do a bit better, as our Fund has. The market will be volatile over the course of the year as it reacts to the many earnings announcements, interest rate gyrations, Greenspan pronouncements and, of course, the war on terrorism. As always, we will make periodic adjustments to the portfolio but we are not "traders." As a general rule, I will not attempt to "time" the market. I, for one, have faith in the rewards of long-term equity investing. As The Beatles sang so beautifully, "Here Comes the Sun."

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.


                                                     Sincerely,
                                                     /S/ Howard F. Ward
                                                     HOWARD F. WARD, CFA
                                                     Portfolio Manager
January 24, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2001
                                -----------------

State Street Corp.                           Mellon Financial Corp.
Clear Channel Communications Inc.            AOL Time Warner Inc.
Pfizer Inc.                                  Johnson & Johnson
Viacom Inc.                                  Northern Trust Corp.
Home Depot Inc.                              Automatic Data Processing Inc.
--------------------------------------------------------------------------------



NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                   MARKET
    SHARES                             COST         VALUE
    ------                             ----        ------
              COMMON STOCKS -- 100.3%
              BROADCASTING -- 5.2%
  2,986,600   Clear Channel Communications
               Inc.+ ........... $ 166,801,029 $ 152,047,806
                                 ------------- -------------
              BUSINESS SERVICES -- 8.0%
  1,615,000   Automatic Data
               Processing Inc. .    59,401,877    95,123,500
  1,998,100   Interpublic Group of
               Companies Inc. ..    66,950,823    59,023,874
    922,000   Omnicom Group Inc.    60,141,378    82,380,700
                                 ------------- -------------
                                   186,494,078   236,528,074
                                 ------------- -------------
              CABLE -- 3.0%
  1,089,000   Cablevision Systems Corp.,
               Cl. A+ ..........    61,189,985    51,673,050
  1,035,000   Comcast Corp., Cl. A,
               Special .........    40,910,889    37,260,000
                                 ------------- -------------
                                   102,100,874    88,933,050
                                 ------------- -------------
              COMMUNICATIONS EQUIPMENT-- 11.7%
  2,981,000   Cisco Systems Inc.+  141,362,065    53,985,910
  2,135,000   Corning Inc. .....    95,536,519    19,044,200
  3,495,000   Motorola Inc. ....   136,651,676    52,494,900
  2,525,000   Nokia Corp., ADR .    76,279,528    61,938,250
  3,010,000   Nortel Networks Corp.145,442,149    22,575,000
  1,543,000   Qualcomm Inc.+ ...    88,494,199    77,921,500
  3,740,000   Tellabs Inc. .....   215,845,816    55,950,400
                                 ------------- -------------
                                   899,611,952   343,910,160
                                 ------------- -------------
              COMPUTER HARDWARE-- 3.3%
  1,830,000   Dell Computer Corp.+  67,093,996    49,739,400
  3,810,000   Sun Microsystems
               Inc.+ ...........    63,372,767    46,863,000
                                 ------------- -------------
                                   130,466,763    96,602,400
                                 ------------- -------------
              COMPUTER SOFTWARE AND SERVICES -- 3.0%
  3,175,000   EMC Corp.+ .......    78,867,857    42,672,000
    680,000   Microsoft Corp.+ .    44,141,128    45,050,000
                                 ------------- -------------
                                   123,008,985    87,722,000
                                 ------------- -------------
              ELECTRONICS -- 7.1%
  1,530,000   Analog Devices Inc.+ 111,318,577    67,916,700
  2,360,000   Intel Corp. ......    92,241,383    74,222,000
  2,421,000   Texas Instruments
               Inc. ............   130,721,279    67,788,000
                                 ------------- -------------
                                   334,281,239   209,926,700
                                 ------------- -------------
              ENTERTAINMENT -- 9.4%
  4,020,000   AOL Time Warner
               Inc.+ ...........   186,748,346   129,042,000
  3,330,851   Viacom Inc., Cl. B+  149,466,699   147,057,072
                                 ------------- -------------
                                   336,215,045   276,099,072
                                 ------------- -------------
              FINANCIAL SERVICES -- 22.9%
    480,000   Goldman Sachs Group
               Inc. ............    42,756,093    44,520,000
    633,500   Marsh & McLennan
               Companies Inc. ..    50,207,805    68,069,575
  3,481,000   Mellon Financial
               Corp. ...........   114,925,980   130,955,220


                                                  MARKET
    SHARES                            COST         VALUE
    ------                            ----        ------
    945,000   Merrill Lynch & Co.
               Inc. ............  $ 44,313,056 $  49,253,400
  1,664,900   Northern Trust Corp.  65,376,693   100,260,278
  3,660,000   Schwab (Charles)
               Corp. ...........    86,948,360    56,620,200
  3,288,800   State Street Corp.   123,533,388   171,839,800
  1,954,900   Stilwell Financial
               Inc. ............    76,911,018    53,212,378
                                 ------------- -------------
                                   604,972,393   674,730,851
                                 ------------- -------------
              HEALTH CARE -- 15.6%
  1,395,000   American Home Products
               Corp. ...........    83,051,846    85,597,200
    438,000   Amgen Inc.+ ......    13,420,889    24,720,720
    594,000   Baxter International
               Inc.                 23,917,218    31,856,220
  2,069,000   Johnson & Johnson     98,436,442   122,277,900
    555,000   Lilly (Eli) & Co.     41,424,675    43,589,700
  3,807,500   Pfizer Inc. ......   110,236,426   151,728,875
                                 ------------- -------------
                                   370,487,496   459,770,615
                                 ------------- -------------
              PUBLISHING -- 1.4%
    697,500   McGraw-Hill
               Companies Inc. ..    30,427,011    42,533,550
                                 ------------- -------------
              RETAIL -- 6.8%
  2,741,577   Home Depot Inc. ..    58,803,412   139,847,843
  1,958,400   Tiffany & Co. ....    26,445,984    61,630,848
                                 ------------- -------------
                                    85,249,396   201,478,691
                                 ------------- -------------
              SATELLITE -- 1.2%
  2,370,000   General Motors Corp.,
               Cl. H+ ..........    70,968,800    36,616,500
                                 ------------- -------------
              WIRELESS COMMUNICATIONS -- 1.7%
  1,910,000   Vodafone Group plc,
               ADR .............    72,235,009    49,048,800
                                 ------------- -------------
              TOTAL COMMON
               STOCKS .......... 3,513,320,070 2,955,948,269
                                 ------------- -------------
              TOTAL INVESTMENTS
               -- 100.3% .......$3,513,320,070 2,955,948,269
                                ==============
              OTHER ASSETS AND LIABILITIES
               (NET)-- (0.3)% ..............      (7,558,061)
                                              --------------
              NET ASSETS-- 100.0% ..........  $2,948,390,208
                                              ==============
  --------------
              For Federal tax purposes:
              Aggregate cost ...............  $3,518,558,636
                                              ==============
              Gross unrealized appreciation     $400,245,838
              Gross unrealized depreciation     (962,856,205)
                                              --------------
              Net unrealized depreciation ..  $ (562,610,367)
                                              ==============
  --------------
  +     Non-income producing security.
  ADR - American Depositary Receipt.


                See accompanying notes to financial statements.

                             THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value
    (Cost $3,513,320,070) ............... $2,955,948,269
  Cash ..................................      1,867,585
  Receivable for Fund shares sold .......      5,704,811
  Dividends receivable ..................      1,775,354
  Other assets ..........................         58,390
                                          --------------
  TOTAL ASSETS ..........................  2,965,354,409
                                          --------------
LIABILITIES:
  Payable for Fund shares redeemed ......     12,573,013
  Payable for investment advisory fees ..      2,468,575
  Payable for distribution fees .........        625,970
  Other accrued expenses ................      1,296,643
                                          --------------
  TOTAL LIABILITIES .....................     16,964,201
                                          --------------
  NET ASSETS applicable to 102,789,887
    shares outstanding .................. $2,948,390,208
                                          ==============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par
    value ............................... $    1,027,899
  Additional paid-in capital ............  3,578,934,656
  Accumulated net realized loss on
    investments .........................    (74,200,545)
  Net unrealized depreciation on
    investments .........................   (557,371,802)
                                          --------------
  TOTAL NET ASSETS ...................... $2,948,390,208
                                          ==============
  NET ASSET VALUE, offering and redemption
    price per share ($2,948,390,208 / 102,789,887
    shares outstanding; unlimited number of
    shares authorized of $0.01 par value)         $28.68
                                          ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes
     $184,271) ........................   $   21,833,157
  Interest ............................          774,605
                                         ---------------
  TOTAL INVESTMENT INCOME .............       22,607,762
                                         ---------------
EXPENSES:
  Investment advisory fees ............       32,879,785
  Distribution fees ...................        8,219,946
  Shareholder services fees ...........        3,150,637
  Shareholder communications expenses .          769,140
  Custodian fees ......................          442,838
  Registration fees ...................          168,241
  Trustees' fees ......................           71,971
  Legal and audit fees ................           61,141
  Interest expense ....................           33,706
  Miscellaneous expenses ..............          148,741
                                         ---------------
  TOTAL EXPENSES ......................       45,946,146
                                         ---------------
  NET INVESTMENT LOSS .................      (23,338,384)
                                         ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized loss on investments ....      (72,701,136)
  Net change in unrealized appreciation/
    depreciation on investments .......     (906,578,297)
                                         ---------------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS ....................     (979,279,433)
                                         ---------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...................  $(1,002,617,817)
                                         ===============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED           YEAR ENDED
                                                                               DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                               -----------------    -----------------
OPERATIONS:
  Net investment loss .......................................................  $  (23,338,384)       $  (24,190,219)
  Net realized gain (loss) on investments ...................................     (72,701,136)          356,236,181
  Net change in unrealized appreciation/depreciation on investments .........    (906,578,297)         (845,314,442)
                                                                               --------------        --------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................  (1,002,617,817)         (513,268,480)
                                                                               --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized long term gain on investments ................................        (429,893)         (356,372,580)
                                                                               --------------        --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................        (429,893)         (356,372,580)
                                                                               --------------        --------------
SHARE TRANSACTIONS:
  Net increase in net assets from shares of beneficial interest transactions      117,631,137         1,544,999,659
                                                                               --------------        --------------
  NET INCREASE (DECREASE) IN NET ASSETS .....................................    (885,416,573)          675,358,599
NET ASSETS:
  Beginning of period .......................................................   3,833,806,781         3,158,448,182
                                                                               --------------        --------------
  End of period .............................................................  $2,948,390,208        $3,833,806,781
                                                                               ==============        ==============

                 See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is capital appreciation. The Fund commenced investment operations on April 10, 1987.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

For the year ended December 31, 2001, reclassifications were made to decrease accumulated net investment loss for $23,338,384 and decrease accumulated net realized loss on investments for $1,627 with an offsetting adjustment to additional paid-in capital.

For the fiscal year ended December 31, 2001, the tax character of distributions paid does not materially differ from accounting principles generally accepted in the United States.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

  Accumulated capital loss carryforwards ......  $ (68,961,979)
  Net unrealized depreciation .................   (562,610,368)
                                                 -------------
  Total accumulated loss ......................  $(631,572,347)
                                                 =============

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $68,961,979. This capital loss carryforward expires in 2009 and is available to reduce future distributions of net capital gains to shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $8,219,946, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2001, other than short term securities, aggregated $1,001,482,477 and $846,102,773, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no outstanding borrowings against the line of credit at December 31, 2001.

The average daily amount of borrowings within the year ended December 31, 2001 was $125,668 with a related weighted average interest rate of 5.50%.The maximum amount borrowed at any time during the year ended December 31, 2001 was $16,142,000.

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                             YEAR ENDED                       YEAR ENDED
                                                          DECEMBER 31, 2001                DECEMBER 31, 2000
                                                     --------------------------        ----------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                     ----------     -----------        -----------   --------------
Shares sold ......................................   35,114,269    $1,125,287,806       47,349,332   $2,242,974,332
Shares issued upon reinvestment of dividends .....       14,629           430,897        8,467,709      323,384,072
Shares redeemed ..................................  (33,798,856)   (1,008,087,566)     (22,269,583)  (1,021,358,745)
                                                     ----------    --------------      -----------   --------------
Net increase .....................................    1,330,042    $  117,631,137       33,547,458   $1,544,999,659
                                                     ==========    ==============      ===========   ==============

THE GABELLI GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------------------
                                                2001          2000            1999           1998         1997
                                             ----------    ----------     -----------    ----------     --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...  $    37.79    $    46.51     $    35.40     $    28.63     $  24.14
                                             ----------    ----------     -----------    ----------     --------
   Net investment loss ....................       (0.23)        (0.24)         (0.23)         (0.07)       (0.06)
   Net realized and unrealized gain (loss)
     on investments .......................       (8.88)        (4.64)         16.50           8.58        10.34
                                             ----------    ----------     -----------    ----------     --------
   Total from investment operations .......       (9.11)        (4.88)         16.27           8.51        10.28
                                             ----------    ----------     -----------    ----------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..................          --            --             --             --        (0.00)(a)
   Net realized gain on investments .......       (0.00)(a)     (3.84)         (5.16)         (1.74)       (5.79)
                                             ----------    ----------     -----------    ----------     --------
   Total distributions ....................        0.00         (3.84)         (5.16)         (1.74)       (5.79)
                                             ----------    ----------     -----------    ----------     --------
   NET ASSET VALUE, END OF PERIOD .........  $    28.68    $    37.79     $    46.51     $    35.40     $  28.63
                                             ==========    ==========     ===========    ==========     ========
   Total return+ ..........................     (24.1)%       (10.6)%          46.3%          29.8%        42.6%
                                             ==========    ==========     ===========    ==========     ========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...  $2,948,390    $3,833,807     $3,158,448     $1,864,556     $943,985
   Ratio of net investment income / (loss)
     to average net assets ................     (0.71)%       (0.63)%        (0.68)%        (0.33)%      (0.23)%
   Ratio of operating expenses
     to average net assets ................       1.40%         1.38%          1.37%          1.41%        1.43%
   Portfolio turnover rate ................         26%           55%            52%            40%          83%

--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To The Board of Trustees and Shareholders of
The Gabelli Growth Fund


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Growth Fund (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                 /S/ PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 15, 2002

--------------------------------------------------------------------------------
                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the fiscal year ended December 31, 2001, the Fund paid to shareholders, on December 27, 2001, long-term capital gains totaling $0.0042 per share. For the fiscal year ended December 31, 2001, none of the distribution qualifies for the dividend received deduction available to corporations.
--------------------------------------------------------------------------------

THE GABELLI GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Growth Fund Trustees and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Growth Fund at One Corporate Center, Rye, NY 10580.

                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS(1)            TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
    AND AGE              SERVED(2)       TRUSTEE         DURING PAST FIVE YEARS                      HELD BY TRUSTEE
----------------        ---------     -------------      ----------------------                   -------------------
INTERESTED TRUSTEES(3):
---------------------
MARIO J. GABELLI       Since 1992          21        Chairman of the Board and Chief Executive     Director of Morgan Group
Trustee and President                                Officer of Gabelli Asset Management Inc. and  Holdings, Inc. (transportation
Age: 59                                              Chief Investment Officer of Gabelli Funds,    services); Vice Chairman of
                                                     LLC and GAMCO Investors, Inc.;                Lynch Corporation (diversified
                                                     Chairman  and Chief Executive Officer of      manufacturing)
                                                     Lynch Interactive Corporation (multimedia
                                                     and services)

JOHN D. GABELLI        Since 1995           9        Senior Vice President of Gabelli & Company,         --
Trustee                                              Inc. Director of Gabelli Advisers, Inc.
Age: 57

KARL OTTO POHL         Since 1992          30        Member of the Shareholder Committee of        Director of Gabelli
Trustee                                              Sal Oppenheim Jr. & Cie (private invest-      Asset Management Inc.
Age: 72                                              ment bank); Former President of the           (investment management);
                                                     Deutsche Bundesbank and Chairman of its       Chairman, Incentive Capital
                                                     Central Bank Council (1980-1991)              and Incentive Asset
                                                                                                   Management (Zurich);
                                                                                                   Director at Sal Oppenheim,
                                                                                                   Jr. & Cie, Zurich

ANTHONY TORNA, SR.     Since 1987           1        Registered Representative                           --
Trustee                                              Investec Ernst & Company, from 2001
Age: 75                                              Herzog, Heine & Geduld, Inc. through 2000

NON-INTERESTED TRUSTEES:
-----------------------

ANTHONY J. COLAVITA    Since 1989          32        President and Attorney at Law in the law firm       --
Trustee                                              of Anthony J. Colavita, P.C. since 1961
Age: 66

JAMES P. CONN          Since 1992          11        Former Managing Director and Chief            Director of LaQuinta Corp.
Trustee                                              Investment Officer of Financial Security      (hotels) and First
Age: 64                                              Assurance Holdings, Ltd. (1992-1998)          Republic Bank


DUGALD A. FLETCHER      1989-1996           2        President, Fletcher & Company, Inc.           Director of Harris and
Trustee                 2000-present                 Former Director and Chairman and              Harris Group, Inc.
Age: 72                                              Chief Executive Officer of Binnings           (venture capital)
                                                     Building Products, Inc. (1997)

ROBERT J. MORRISSEY    Since 2001           8        Partner in the law firm of Morrissey &              --
Trustee                                              Hawkins
Age: 62

THE GABELLI GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


                         TERM OF        NUMBER OF
                       OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF        COMPLEX
    ADDRESS(1)            TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
    AND AGE              SERVED(2)       TRUSTEE         DURING PAST FIVE YEARS                      HELD BY TRUSTEE
----------------        ---------     -------------      ----------------------                   -------------------
NON-INTERESTED TRUSTEES (CONTINUED):
-----------------------------------
ANTHONY R. PUSTORINO   Since 1987          16        Certified Public Accountant; Professor Emeritus,     --
Trustee                                              Pace University
Age: 76

ANTHONIE C. VAN EKRIS  Since 1992          17        Managing Director of BALMAC                   Director of Spinnaker
Trustee                                              International, Inc.                           Industries, Inc.
Age: 67

SALVATORE J. ZIZZA      1987-1996           8        Chairman, Hallmark Electrical Supplies Corp.; Board Member of Hollis
Trustee               2000-present                   Former Executive Vice President of FMG        Eden Pharmaceuticals,
Age: 56                                              Group (OTC), a healthcare provider;           Bion Environmental
                                                     Former President and Chief Executive          Technologies Inc.
                                                     Officer of the Lehigh Group Inc.,             and The Credit Store Inc.
                                                     an interior construction company,
                                                     through 1997
OFFICERS:
--------

BRUCE N. ALPERT        Since 1988          --        Executive Vice President and Chief Operating        --
President and Treasurer                              Officer of Gabelli Funds, LLC since 1988 and
Age: 50                                              an officer of all mutual funds advised by
                                                     Gabelli Funds, LLC and its affiliates.
                                                     Director and President of Gabelli Advisers, Inc.

JAMES E. MCKEE         Since 1995          --        Vice President, General Counsel and Secretary       --
Secretary                                            of Gabelli Asset Management Inc. since 1999
Age: 38                                              and GAMCO Investors, Inc. since 1993; Secretary
                                                     of all mutual funds advised by Gabelli Advisers,
                                                     Inc. and Gabelli Funds, LLC

1  Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
2  Each Trustee will hold office for an indefinite term until the earliest of
   (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's By-Laws and Declaration of Trust.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli, Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser. Mr. Torna is considered an interested person because he is a registered broker with a firm to which the Fund Complex (but not the Fund) pays brokerage commissions.

--------------------------------------------------------------------------------


GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------


     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------

                             GABELLI FAMILY OF FUNDS
VALUE________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long-term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The Fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE________________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE______________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD) PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GROWTH_______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (MULTICLASS)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH____________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation.                     (MULTICLASS) TEAM MANAGED

MICRO-CAP____________________________________
GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK]FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH

EQUITY INCOME_______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                             PORTFOLIO MANAGERS: SUSAN M. BYRNE,
                                                                    MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIAL EQUITY_______________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR_______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

MERGER AND ARBITRAGE_________________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN___________________________________
GABELLI MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH_____________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME_________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (MULTICLASS)
                                            PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET____________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCUATION, ECONOMINC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A
  MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
              PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                             THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthony R. Pustorino
ATTORNEY-AT-LAW                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.       PROFESSOR EMERITUS
                                PACE UNIVERSITY

James P. Conn                   Anthony Torna
FORMER CHIEF INVESTMENT OFFICER INVESTEC ERNST & COMPANY
FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Dugald A. Fletcher              Anthonie C. van Ekris
PRESIDENT,                      MANAGING DIRECTOR
FLETCHER & COMPANY, INC.        BALMAC INTERNATIONAL, INC.

John D. Gabelli                 Salvatore J. Zizza
SENIOR VICE PRESIDENT           CHAIRMAN, HALLMARK ELECTRICAL
GABELLI & COMPANY, INC.         SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

             OFFICERS AND PORTFOLIO MANAGER
Bruce N. Alpert                 Howard F. Ward, CFA
PRESIDENT AND TREASURER         PORTFOLIO MANAGER

James E. McKee
SECRETARY
                      DISTRIBUTOR
                 Gabelli & Company, Inc.

      CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
           State Street Bank and Trust Company

                      LEGAL COUNSEL
        Skadden, Arps, Slate, Meagher & Flom LLP



--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB406Q401SR